EXHIBIT 99(c)


                  ATTORNEY GENERAL OF MISSOURI (LETTERHEAD)
                         JEFFERSON CITY
                             65102
JEREMIAH W. (JAY) NIXON                    P.O. Box 599
ATTORNEY GENERAL                            (573)751-3321


                         January 4, 2000


John Riffle, Esq.,
    Lewis, Rice & Fingersh, L.C.,
      500 N. Broadway, Suite 2000,
         St. Louis, Missouri 63102

Dear Mr. Riffle:

          On September 20, 1998, the Missouri Attorney General entered into a Settlement Agreement with Blue Cross and Blue Shield of Missouri and certain related entities, a copy of which Settlement Agreement is attached hereto, resolving claims brought in an action styled State of Missouri ex rel. Nixon v. Blue Cross and Blue Shield of Missouri, et al., Cause No. CV198-171CC. The first sentence of Paragraph 6 of that Settlement Agreement contains a condition precedent which is no longer capable of being fulfilled and, in our view, should now be waived or deemed fulfilled. There are other conditions precedent in that paragraph or elsewhere in the Settlement Agreement that have not been fulfilled to date, but it is not our intention to waive or ask you to waive any other such provision at this time. If you are in agreement with waiving (or deeming fulfilled) the condition in the first sentence of Paragraph 6 of the Settlement Agreement, and only that provision, please indicate by signing this letter below and returning it to me at your earliest opportunity.

                                   Sincerely,

                                   /s/ Paul C. Wilson
                                   Paul C. Wilson
                                   Assistant Attorney General
                                   And Deputy Chief of Staff

     AGREED TO BY:

     /s/  John O'Rourke
     on behalf of Blue Cross and Blue Shield of Missouri,
     RightCHOICE Managed Care, Inc., HMO Missouri, Inc.,
     Healthy Alliance Life Insurance Company, and
     Preferred Health Plans of Missouri, Inc.



                      SETTLEMENT AGREEMENT


     1.   Parties.  The parties to this Agreement are Jeremiah W.

(Jay) Nixon, Attorney General, on behalf of the State of Missouri

(hereinafter "the Attorney General") and Blue Cross Blue Shield

of Missouri, a Missouri non-profit health services corporation;

RightCHOICE Managed Care, Inc., d/b/a Alliance Blue Cross Blue

Shield, a Missouri corporation; HMO Missouri, Inc., d/b/a

BlueChoice, a Missouri corporation; Healthy Alliance Life

Insurance Company, a Missouri corporation (referred to herein as

"HALIC"); and Preferred Health Plans of Missouri, Inc., a

Missouri corporation (all collectively referred to herein as

"Defendants").

     2.   Purposes.  On February 9, 1998, the Attorney General

filed a civil action (the "Lawsuit") against Defendants in the

Circuit Court of Cole County, which action is styled State of

Missouri ex rel Nixon v. Blue Cross Blue Shield of Missouri, et

al, Cause No. CV198-171CC.  In that action, the Attorney General alleges, inter alia, that Defendants violated the Missouri

Merchandising Practices Act, R.S.Mo. Ch. 407, in the manner in which they calculated co-payments and deductible amounts for charges to subscribers, members, certificate holders and

insureds.  The purpose of this Settlement Agreement is an

amicable resolution of the Lawsuit.

     3.   Consideration to the State of Missouri.  Within thirty

(30) days following the satisfaction of the conditions precedent described in Paragraph 6 of this Agreement, Defendants shall pay to the Attorney General the sum of $1,000,000.  This entire

payment is in the nature of restitution to the subscribers,

members, certificate holders and insureds of Defendants claiming to have suffered loss from the practices at issue in the Lawsuit.

The payment to be made pursuant to this paragraph is to be

allocated among (and paid to) such persons in the sole discretion of the Attorney General pursuant to R.S.Mo. Section 407.100.4.

Defendants hereby agree, in order to facilitate this allocation and payment, to make available such records and things, and to provide such other assistance, information or access, as the

Attorney General may deem necessary or convenient.  As further consideration, Defendants shall pay the reasonable, actual

expenses incurred by the Attorney General in calculating the amount due to each such person, and preparing and distributing checks representing the restitution amounts to such persons.  The total amounts to be paid by Defendants under the preceding

sentence shall in no event exceed the amount of $75,000, and shall be payable following satisfaction of the conditions

precedent described in Paragraph 6 of this Agreement on

presentation to Defendants by the Attorney General of detailed invoices or statements of the contractor or contractors providing such services.  Defendants shall make payment for such amounts directly to such contractors.

     4.   Releases.  In consideration of the payments described

in Paragraph 3, the Attorney General, for himself and on behalf of the State of Missouri, does release Defendants, and each of their present and past officers, agents, employees, predecessors,

successors and assigns, from any and all claims related to the conduct which is at issue in the Lawsuit, including any and all claims related to the disclosure to subscribers, members,

certificate holders or insureds of co-payments and deductible amounts, and any claim that such payments were calculated without regard to discounts negotiated with health care providers.  This

Release includes all claims that were asserted or could have been asserted in the Lawsuit, and is effective upon receipt of the

$1,000,000 payment.

     5.   Dismissal of Lawsuit and Tolling of Statute of

Limitations.  Immediately on execution of this Agreement, the

Attorney General shall dismiss the Lawsuit without prejudice,

with each party to bear its own costs.  Should this Agreement terminate for any reason without payment to the Attorney General of the $1,000,000 described in Paragraph 3 of this Agreement, the

Attorney General may, within sixty (60) days following the

effective date of such termination, refile as a new civil action the Petition as filed by him in the Lawsuit.  The Parties shall treat that new civil action for all purposes, including the

statute of limitations, as if it were filed on the date of filing of the Petition in the Lawsuit.  Nothing in this Agreement

constitutes a waiver of any defense (including the defense of the statute of limitations) to the extent such a defense was

available to Defendants on the date of filing the Lawsuit.

     6.   Court Approval of Principal Settlement. It is a

condition precedent to this Agreement that the condition

precedent described in the paragraph identified as "7. Court

Approval of Settlement" in that separate Settlement Agreement entered into this date by and among Jeremiah W. "Jay" Nixon,

Attorney General of the State of Missouri; The Missouri

Department of Insurance and Jay B. Angoff, its Director; Blue

Cross and Blue Shield of Missouri and RightCHOICE Managed Care,

Inc. shall have occurred.  It is also a condition precedent to this Agreement that all of the obligations of the Director of

Revenue of the State of Missouri, and the Director of the

Department of Insurance of the State of Missouri under that

separate Settlement Agreement entered into this date by and among said Directors and Healthy Alliance Life Insurance Company

("HALIC") have been fully performed, and HALIC has received the consideration specified in Paragraph 3 of said Settlement

Agreement.

     7.   General Provisions.

          (a)  Any person executing this Agreement as an agent,

by his or her signature hereto, warrants that he or she has

authority to execute this Agreement on behalf of his or her

principal.

          (b)  This Agreement is a good faith, negotiated

resolution of disputed claims.  Neither this Agreement nor any act performed or document executed pursuant to or in furtherance of this Agreement is admissible in any court proceeding, except any proceeding seeking enforcement of this Agreement.  No party,

by signing this Agreement, admits liability or fault, or admits the validity of any claim made by any other party or position taken by any party with respect to any matter that is the subject of this Agreement.

     (c)  Captions contained in this Agreement have been inserted here only as a matter of convenience and in no way define, limit,

extend or describe the scope of this Agreement or the intent of any provisions hereof.

     (d)  This Agreement may be executed by the parties on any

number of separate counterparts, and all such counterparts so executed constitute one agreement binding on all the parties notwithstanding that all the parties are not signatories to the same counterpart.

     (e)  This Agreement (along with Paragraph 7 of that separate

Settlement Agreement described in the first sentence of Paragraph

6 of this Agreement and Paragraph 3 of that separate Settlement

Agreement described in the second sentence of Paragraph 6 of this

Agreement) constitute the entire agreement among the parties pertaining to the subject matter hereof.  They supersede all prior agreements, letters of intent, understandings,

negotiations, and discussions of the parties, whether oral or written relating to the same subject matter.

     (f)  The parties will execute and deliver such further

documents and do such further acts and things as may be required to carry out the intent and purpose of this Agreement.

     (g)  This Agreement and the rights and obligations of the

parties hereunder are to be governed by and construed and

interpreted in accordance with the laws of the State of Missouri applicable to contracts made and to be performed wholly within

Missouri, without regard to choice or conflict of law or rules.

     (h)  This Agreement is binding upon and inures to the

benefit of the Attorney General, the State of Missouri, and each of Defendants, and their respective legal representatives,

employees, agents, affiliated corporations, successors and

assigns.

                         Executed this 20th day of September, 1998.
                         STATE OF MISSOURI


                         By:  /s/  Jeremiah W. Nixon
                              Jeremiah W. (Jay) Nixon, Attorney General


                         BLUE CROSS BLUE SHIELD OF MISSOURI


                         By:  /s/  John A. O'Rourke
                              John A. O'Rourke, President and
                              Chief Executive Officer


                         RIGHTCHOICE MANAGED CARE, INC.,
                         d/b/a Alliance Blue Cross Blue Shield


                         By:  /s/  John A. O'Rourke
                              John A. O'Rourke, President and
                              Chief Executive Officer

                         HMO MISSOURI, INC., d/b/a BLUECHOICE


                         By:  /s/  John A. O'Rourke
                              John A. O'Rourke, Chairman


                         HEALTHY ALLIANCE LIFE INSURANCE CO.


                         By:  /s/  John A. O'Rourke
                              John A. O'Rourke, Chairman and President


                         PREFERRED HEALTH PLANS OF MISSOURI, INC.


                         By:  /s/  John A. O'Rourke
                              John A. O'Rourke, Authorized Officer